FEDERATED STOCK AND BOND FUND, INC.
CLASS A SHARES

PROSPECTUS

The Class A Shares of Federated Stock and Bond Fund, Inc. (the "Fund") represent interests in an open-end, diversified management investment company (a mutual fund).

The investment objectives of the Fund are to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income. The Fund pursues these objectives by investing in a professionally managed, diversified portfolio of common and preferred stocks and other equity securities, bonds, notes, and short-term obligations.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Class A Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Class A Shares, Class B Shares, and Class C Shares dated February 28, 1997, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated February 28, 1997


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights...........................................................2

General Information............................................................3

Investment Information.........................................................3

  Investment Objective.........................................................3
  Investment Policies..........................................................3


  Reducing Risks of Lower-Rated
     Securities................................................................5



  Non-Mortgage Related Asset-Backed
     Securities................................................................7



  Mortgage Related Asset-Backed
     Securities................................................................7



  Adjustable Rate Mortgage Securities..........................................7



  Collateralized Mortgage Obligations..........................................7



  Real Estate Mortgage Investment
     Conduits..................................................................8



  Resets of Interest...........................................................8


  Caps and Floors..............................................................9


  Investment Limitations......................................................13

Net Asset Value...............................................................13

How to Purchase Shares........................................................14

  Investing in Shares.........................................................14

  Reducing or Eliminating the
     Sales Charge.............................................................15

  Special Purchase Features...................................................17

Exchange Privilege............................................................17

How to Redeem Shares..........................................................19

  Special Redemption Features.................................................20

  Contingent Deferred Sales Charge............................................20

  Elimination of Contingent Deferred
     Sales Charge.............................................................21

Account and Share Information.................................................22

  Certificates and Confirmations..............................................22
  Dividends...................................................................22

  Capital Gains...............................................................22

  Accounts with Low Balances..................................................22

Fund Information..............................................................23

  Management of the Fund......................................................23

  Distribution of Shares......................................................24

  Administration of the Fund..................................................25

  Brokerage Transactions......................................................25

  Expenses of the Fund and Shares.............................................26

Shareholder Information.......................................................27

  Voting Rights...............................................................27

Tax Information...............................................................27

  Federal Income Tax..........................................................27

  State and Local Taxes.......................................................27

Performance Information.......................................................28

Other Classes of Shares.......................................................28

Appendix......................................................................29


Addresses.....................................................................32


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SUMMARY OF FUND EXPENSES
                      FEDERATED STOCK AND BOND FUND, INC.


                                 CLASS A SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).................................      5.50%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)......................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable) (1)............................................................      0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)............................................       None
Exchange Fee..................................................................................................       None



                           ANNUAL OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (2).............................................................................      0.57%
12b-1 Fee (3).................................................................................................      0.00%
Total Other Expenses..........................................................................................      0.64%
    Shareholder Services Fee..........................................................................   0.25%
         Total Operating Expenses (4).........................................................................      1.21%



(1) Shareholders who purchased shares with the proceeds of a redemption of shares of an unaffiliated investment company purchased and redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50% for redemptions made within one year of purchase.



(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.55% of average daily net assets plus 4.50% of gross income, excluding capital gains or losses.



(3) Class A Shares has no present intention of paying or accruing the 12b-1 fee during the fiscal year ending October 31, 1997. If Class A Shares were paying or accruing the 12b-1 fee, Class A Shares would be able to pay up to 0.25% of its average daily net assets for the 12b-1 fee. See "Fund Information".



(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1997. The total operating expenses were 1.10% for the fiscal year ended October 31, 1996, and would have been 1.37% absent the voluntary waivers of a portion of the management fee, administrative personnel and services fee and the shareholder services fee.



    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF CLASS A SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "INVESTING IN CLASS A SHARES" AND "FUND INFORMATION." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.



LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                                                             1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period, and (3) payment
of the maximum sales charge......................................................     $67        $91       $118       $194



    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
                      FEDERATED STOCK AND BOND FUND, INC.
                                 CLASS A SHARES

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated December 6, 1996 on the Fund's financial statements for the year ended October 31, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                                                          YEAR
                                                                                                                          ENDED
                                                                  YEAR ENDED OCTOBER 31,                               DECEMBER 31,
                                          1996       1995       1994       1993       1992       1991       1990(A)        1989
NET ASSET VALUE, BEGINNING OF PERIOD    $   18.38  $   16.25  $   16.87  $   15.91  $   15.74  $   13.60   $   15.11   $   14.94
--------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------
 Net investment income                       0.61       0.63       0.51       0.55       0.65       0.74        1.37        0.91
--------------------------------------
 Net realized and unrealized
 gain (loss) on investments                  1.81       2.21      (0.59)      1.58       0.39       2.17       (2.22)       0.91
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
 Total from investment operations            2.42       2.84      (0.08)      2.13       1.04       2.91       (0.85)       1.82
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
LESS DISTRIBUTIONS
--------------------------------------
 Distributions from net investment
 income                                     (0.63)     (0.62)     (0.54)     (0.56)     (0.68)     (0.77)      (0.66)      (0.94)
--------------------------------------
 Distributions from net realized
 gain on investment transactions            (1.21)     (0.09)    --          (0.61)     (0.19)    --          --           (0.71)
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
 Total distributions                        (1.84)     (0.71)     (0.54)     (1.17)     (0.87)     (0.77)      (0.66)      (1.65)
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
 NET ASSET VALUE, END OF PERIOD         $   18.96  $   18.38  $   16.25  $   16.87  $   15.91  $   15.74   $   13.60   $   15.11
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
TOTAL RETURN (B)                            14.57%     17.99%     (0.48)%     14.10%      7.94%     21.78%      (5.90)%     12.46%
--------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------
 Expenses                                    1.10%      1.07%      1.06%      1.04%      1.04%      1.01%       1.01%*      1.01%
--------------------------------------
 Net investment income                       3.44%      3.71%      3.23%      3.49%      4.15%      4.91%       5.77%*      5.82%
--------------------------------------
 Expense waiver/reimbursement (c)            0.27%      0.31%      0.07%      0.20%      0.21%      0.45%       0.54%*      0.51%
--------------------------------------
SUPPLEMENTAL DATA
--------------------------------------
 Net assets, end of period (000
 omitted)                                 $130,694   $134,669   $125,382   $124,583    $95,387   $88,534      $79,003     $88,367
--------------------------------------
 Average commission rate paid (d)       $   .0307     --         --         --         --         --          --          --
--------------------------------------
 Portfolio turnover                            74%        68%        45%        51%        43%        72%         49%         26%
--------------------------------------

                                          1988       1987
NET ASSET VALUE, BEGINNING OF PERIOD    $   14.89  $   15.34
--------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------
 Net investment income                       0.85       0.81
--------------------------------------
 Net realized and unrealized
 gain (loss) on investments                  0.52      (0.24)
--------------------------------------  ---------  ---------
 Total from investment operations            1.37       0.57
--------------------------------------  ---------  ---------
LESS DISTRIBUTIONS
--------------------------------------
 Distributions from net investment
 income                                     (0.86)     (0.79)
--------------------------------------
 Distributions from net realized
 gain on investment transactions            (0.46)     (0.23)
--------------------------------------  ---------  ---------
 Total distributions                        (1.32)     (1.02)
--------------------------------------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD         $   14.94  $   14.89
--------------------------------------  ---------  ---------
TOTAL RETURN (B)                             9.28%      3.58%
--------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------
 Expenses                                    1.00%      1.00%
--------------------------------------
 Net investment income                       5.53%      5.07%
--------------------------------------
 Expense waiver/reimbursement (c)            0.39%      0.22%
--------------------------------------
SUPPLEMENTAL DATA
--------------------------------------
 Net assets, end of period (000
 omitted)                                 $90,504     $92,105
--------------------------------------
 Average commission rate paid (d)          --         --
--------------------------------------
 Portfolio turnover                           131%       110%
--------------------------------------


 * Computed on an annualized basis.
 (a) Reflects operations for the ten month period ended October 31 1990.
 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
 (d)  Represents total commissions paid on portfolio securities divided by total
    -
     portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.


FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED OCTOBER 31, 1996, WHICH CAN BE OBTAINED FREE OF CHARGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on October 31, 1934. At a meeting of the Board of Directors ("Directors") held on February 26, 1996, the Directors approved an amendment to the Articles of Incorporation to change the name of Stock and Bond Fund, Inc. to Federated Stock and Bond Fund, Inc. The Articles of Incorporation permit the Fund to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Directors have established three classes of shares, known as Class A Shares, Class B Shares, and Class C Shares. This prospectus relates only to the Class A Shares ("Shares") of the Fund.

Shares of the Fund are designed for institutions, pension plans, and individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of common and preferred stocks and other equity securities, bonds, notes and short-term obligations. A minimum initial investment of $500 is required, unless the investment is in a retirement account, in which case the minimum investment is $50.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objectives of the Fund are to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income. The Fund pursues these investment objectives by investing in a professionally managed, diversified portfolio of common and preferred stocks and other equity securities, bonds, notes, and short-term obligations. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this prospectus. The investment objectives cannot be changed without approval of shareholders.

INVESTMENT POLICIES


The Fund invests in a diversified portfolio of domestic and foreign securities as described below. Under normal circumstances, the Fund will invest at least 65% of its total assets in stocks and bonds. Unless indicated otherwise, the investment policies and limitations may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change becomes effective.


                             ACCEPTABLE INVESTMENTS


The Fund invests primarily in securities of larger, well-established companies which have a history of lower volatility in earnings. Therefore, the corporate bonds in which the Fund invests, including those purchased through and collateralizing repurchase agreements, will generally be rated in one of the top four rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's



Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or unrated, but determined by the Fund's investment adviser ("Adviser") to be of comparable quality. The Fund may invest no more than 35% of its assets in corporate bonds rated below the top four categories or which are unrated but determined to be of comparable quality by the Adviser. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's have speculative characteristics. A description of the ratings categories is contained in the Appendix to this prospectus. Permitted investments include:


   common stocks;
   preferred stocks;


   corporate bonds;


   convertible securities;


   obligations of the United States;



   notes, bonds, and discount notes of U.S. government agencies or instrumentalities;



   taxable municipal debt obligations rated BBB or better by an NRSRO, or of comparable quality in the judgment of the Adviser;



   asset-backed securities;



   commercial paper that matures in 270 days or less and is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's or F-1 or F-2 by Fitch;



   time and savings deposits;



   bankers' acceptances;



   other securities;



   repurchase agreements collateralized by acceptable investments.



                                 COMMON STOCKS



The domestic and foreign common stocks in which the Fund invests are selected by the Adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth, prospects and the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability, will also be considered by the Adviser.



                                CORPORATE BONDS



Although the corporate bonds in which the Fund will invest primarily are rated as investment grade by an NRSRO, or of comparable quality in the judgment of the Adviser, the Fund may, under normal circumstances, invest as much as 35% of its net assets in such bonds that are rated below investment grade or are of comparable quality ("junk bonds"). Although there is a percentage limitation, there is no minimum rating applicable to corporate bonds purchased or held by the Fund, and the Fund may, from time to time, purchase or hold such bonds in the lowest category, including bonds in default.



Bonds that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated bonds.


The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

REDUCING RISKS OF
LOWER-RATED SECURITIES


The Adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risks include:

CREDIT RESEARCH. The Adviser will perform its own credit analysis in addition to using nationally recognized statistical rating organizations and other resources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

DIVERSIFICATION. The Fund invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

ECONOMIC ANALYSIS. The Adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.


                             CONVERTIBLE SECURITIES



Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or, securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS--(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock, which is an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).



Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.


                          U.S. GOVERNMENT OBLIGATIONS

The U.S. government obligations in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:


   direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;



    notes, bonds, and discount notes issued or guaranteed by U.S. government
---
    agencies and instrumentalities supported by the full faith and credit of the


    United States; and



    notes, bonds, and discount notes of other U.S. government agencies or
---
    instrumentalities which receive or have access to federal funding.


Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

   the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

   discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

   the credit of the agency or instrumentality.

                              MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

                            ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets, including vehicle installment purchase obligations and credit card receivables, into pools. Interests in these pools are sold as individual securities and are not backed or guaranteed by the U.S. government and may not be secured. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranch of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

NON-MORTGAGE RELATED
ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

MORTGAGE RELATED
ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

ADJUSTABLE RATE MORTGAGE
SECURITIES ("ARMS")

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

COLLATERALIZED MORTGAGE
OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:
   collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

   collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

   securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by a NRSRO or are of comparable quality as determined by the Adviser.

REAL ESTATE MORTGAGE INVESTMENT
CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval; and (2) over the life of the loan.

Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes.

These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                                BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). Due to the fact that institutions issuing such instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as the reserve requirements, loan limitations, examination, accounting, auditing, recordkeeping, and the public availability of information, these investments may present additional risks to investors.

                       RESTRICTED AND ILLIQUID SECURITIES



The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objectives and policies, but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities determined by the Directors to be illiquid, non-negotiable time deposits, unlisted options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under the federal securities laws, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper, and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors, are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

                             FOREIGN SECURITIES AND
                                INVESTMENT RISKS


The Fund may invest in American Depository Receipts, and may invest more than 10% of its total assets in foreign securities.

Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic securities. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.



With respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments. The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.


This policy would enable the Fund to concentrate its investments in the securities of foreign governmental and non-governmental issuers which would have the effect of magnifying the investment risks disclosed above.


                        INVESTING IN SECURITIES OF OTHER
                              INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having an investment objective and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. In addition to the advisory and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicated. The Adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

                             TEMPORARY INVESTMENTS

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash and cash items including: short-term money market instruments; securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities; and repurchase agreements.

The Fund may also hold the instruments described above in such amounts as necessary: to provide funds for the settlement of portfolio transactions; pending investment of cash receipts in the ordinary course of business; and to meet requests for redemption of Fund shares.

                             REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                             WHEN-ISSUED OR DELAYED
                             DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                        LENDING OF PORTFOLIO SECURITIES


In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.


                              PUT AND CALL OPTIONS

The Fund may purchase put options on financial futures contracts and put options on portfolio securities. Financial futures may include index futures. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. For the immediate future, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange.

The Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange. The Fund purchases options only from investment dealers and other financial associations (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser.

In general, over-the-counter put options differ from exchange traded put options in the following respects. Over-the-counter put options are two party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a New York Stock Exchange member). Additionally, over-the-counter strike prices are adjusted to reflect dividend payments, initial strike prices are generally set at market, and option premiums (which are all time premiums) are amortized on a straight line basis over the life of the option. In contrast, exchange traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from the Clearing Corporation. Strike prices are not adjusted for dividends, and options are marked to market, thereby obviating the need to amortize the time premium. Exchange traded options have a continuous liquid market while over-the-counter options do not.

The Fund may also write call options on all or any portion of its portfolio in an effort to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Directors.

The Fund may attempt to hedge the portfolio by entering into financial futures contracts and to write calls on financial futures contracts.

                                     RISKS

When the Fund writes a call option, the Fund risks not participating in any rise in the value of the underlying security. In addition, when the Fund purchases puts on financial futures contracts to protect against declines in prices of portfolio securities, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio of investments. This may cause the futures contract and its corresponding put to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such an event, the Fund may lose the purchase price of the put option. Finally, it is not certain that a secondary market for options will exist at all times. Although the Adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. The Fund's ability to establish and close out option positions depends on this secondary market.

                              DERIVATIVE CONTRACTS
                                 AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, such as asset-backed securities and mortgage-backed securities, including ARMS, CMOs, and REMICs, it will only do so in a manner consistent with its investment objectives, policies and limitations.

INVESTMENT LIMITATIONS

The following investment limitations cannot be changed without shareholder approval. The Fund will not:

   borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for at least a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its net assets;

   invest more than 5% of its total assets in securities of one issuer (except U.S. government securities); invest in more than 10% of the voting securities of one issuer; or invest in more than 10% of any class of securities of one issuer.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of each class of Shares in the market value of all securities and other assets of the Fund, subtracting the interest of each class of Shares in the liabilities of the Fund and those attributable to each class of Shares, and dividing the remainder by the total number of each class of Shares outstanding. The net asset value for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

-------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund, with a minimum initial investment of $500. Additional investments can be made for as little as $100. The minimum initial and subsequent investment for retirement plans is only $50. (Financial institutions may impose different minimum investment requirements on their customers.)

In connection with the sale of Shares, Federated Securities Corp. may, from time to time, offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before Shares can be purchased.

INVESTING IN SHARES

Shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                         SALES       SALES       DEALER
                         CHARGE      CHARGE    CONCESSION
                          AS A        AS A        AS A
                       PERCENTAGE  PERCENTAGE  PERCENTAGE
                       OF PUBLIC     OF NET    OF PUBLIC
                        OFFERING     AMOUNT     OFFERING
AMOUNT OF TRANSACTION    PRICE      INVESTED     PRICE
Less than $50,000        5.50%       5.82%       5.00%
$50,000 but less than
 $100,000                4.50%       4.71%       4.00%
$100,000 but less
 than $250,000           3.75%       3.90%       3.25%
$250,000 but less
 than $500,000           2.50%       2.56%       2.25%
$500,000 but less
 than $1 million         2.00%       2.04%       1.80%
$1 million or greater    0.00%       0.00%       0.25%*


*See sub-section entitled "Dealer Concession."

No sales charge is imposed for Shares purchased through financial intermediaries that do not receive a reallowance of a sales charge. However, investors who purchase Shares through a trust department, investment adviser, or other financial intermediary may be charged a service or other fee by the financial intermediary. Additionally, no sales charge is imposed on shareholders designated as Liberty Life Members or on Shares purchased through "wrap accounts" or similar programs, under which clients pay a fee for services.

                               DEALER CONCESSION


For sales of Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling of 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end.


The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

REDUCING OR ELIMINATING THE
SALES CHARGE

The sales charge can be reduced or eliminated on the purchase of Shares through:

   quantity discounts and accumulated purchases;

   concurrent purchases;

   signing a 13-month letter of intent;

   using the reinvestment privilege; or

   purchases with proceeds from redemptions of unaffiliated investment companies.

                             QUANTITY DISCOUNTS AND
                             ACCUMULATED PURCHASES

As shown in the table above, larger purchases reduce the sales charge paid. The Fund will combine purchases of Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

                              CONCURRENT PURCHASES

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"), the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $80,000 in the Class A Shares of one of the other Federated Funds with a sales charge, and $20,000 in the Fund, the sales charge would be reduced.

To receive this sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will reduce the sales charge after it confirms the purchases.

                                LETTER OF INTENT

If a shareholder intends to purchase at least $50,000 of Class A Shares of Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 5.50% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The Shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed Shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

                             REINVESTMENT PRIVILEGE

If Shares in the Fund have been redeemed, the shareholder has the privilege within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Class A Shares in the Fund, there may be tax consequences.

                          PURCHASES WITH PROCEEDS FROM
                          REDEMPTIONS OF UNAFFILIATED
                              INVESTMENT COMPANIES
Investors may purchase Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of 0.50% for Shares purchased under this program. If Shares are purchased in this manner, redemptions of those Shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.


                          PURCHASING SHARES THROUGH A
                             FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

                           PURCHASING SHARES BY WIRE

Once an account has been established, Shares may be purchased by wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number-this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your client service representative at the telephone number listed on your account statement.

                           PURCHASING SHARES BY CHECK

Once an account has been established, Shares may be purchased by mailing a check made payable to the name of the Fund (designate class of Shares and account number) to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

SPECIAL PURCHASE FEATURES

                         SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund, plus the applicable sales charges. Shareholders should contact their financial institution or the Fund to participate in this program.
                                RETIREMENT PLANS

Fund Shares can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact the Fund and consult a tax adviser.

--------------------------------------------------------------------------------

                               EXCHANGE PRIVILEGE

Class A shareholders may exchange all or some of their Shares for Class A Shares of other Federated Funds at net asset value. Neither the Fund nor any of the Federated Funds imposes any additional fees on exchanges. Shareholders in certain other Federated Funds may exchange all or some of their Shares for Class A Shares.

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your Shares may be exchanged free of charge.

Shareholders of Class A Shares who have been designated as Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any Federated Fund, as long as they maintain a $500 balance in one of the Federated Funds.

                           REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the Shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and proceeds invested in shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

                                TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

                               MAKING AN EXCHANGE

Instructions for exchanging for Federated Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Federated Shareholder Services Company, 1099 Hingham Street, Rockland, Massachusetts 02370-3317.

                             TELEPHONE INSTRUCTIONS

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any Shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for Shares to be exchanged the same day. Shareholders exchanging into a Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

-------------------------------------------------------------------------------

                              HOW TO REDEEM SHARES

Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Investors who redeem Shares through a financial intermediary may be charged a fee by that financial intermediary. Redemption requests must be received in proper form and can be made as described below.

                            REDEEMING SHARES THROUGH
                            A FINANCIAL INSTITUTION

Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions (such as banks) must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

                         REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or wire-transfered to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your client service representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

                            REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, Fund Name, Fund Class, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the Share Class name; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

                         SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.


Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through his financial institution. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Shares while participating in this program.


CONTINGENT DEFERRED SALES CHARGE


Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than one full year from the date of purchase. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than one full year from the date of purchase; (3) Shares held for less than one full year from the date of purchase on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for Shares of other Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for Shares are redeemed is calculated as if the shareholder had held the Shares from the date on which he became a shareholder of the exchanged-from Shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2; and (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor and their immediate family members; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.

--------------------------------------------------------------------------------

                               ACCOUNT AND SHARE
                                  INFORMATION

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the transfer agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that quarter's dividend.

CAPITAL GAINS

Net long term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $500. This requirement does not apply, however, if the balance falls below $500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

-------------------------------------------------------------------------------

                                FUND INFORMATION

MANAGEMENT OF THE FUND

                               BOARD OF DIRECTORS

The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.

                               INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

                                 ADVISORY FEES


The Adviser receives an annual investment advisory fee equal to 0.55% of the Fund's average daily net assets plus 4.5% of the Fund's annual gross income, excluding capital gains or losses. Gross income includes interest accrued, including discount earned on U.S. Treasury bills and agency discount notes, interest received or receivable on all interest-bearing obligations and dividend income. Under the investment advisory contract which provides for the voluntary waiver and reimbursement of expenses by the Adviser, the Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver at any time at its sole discretion.


                              ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Fund and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

                         PORTFOLIO MANAGERS' BACKGROUND

Scott B. Schermerhorn has been the Fund's portfolio manager since July 1996 and is responsible for managing the equity portion of the Fund. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's investment adviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Joseph M. Balestrino has been the Fund's portfolio manager since May 1994 and is responsible for the allocation of fixed income assets between investment grade and high yield. Mr. Balestrino also manages the investment grade portion of the Fund. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano has been the Fund's portfolio manager since September 1996 and is responsbile for managing the high yield portion of the Fund. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                             DISTRIBUTION PLAN AND
                              SHAREHOLDER SERVICES


Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), Class A Shares may pay a fee to the distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of Class A Shares to finance any activity which is principally intended to result in the sale of Class A Shares subject to the Distribution Plan. The Fund is not currently making payments for Class A Shares under the Distribution Plan, nor does it anticipate doing so in the immediate future.


The Distribution Plan is a compensation type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by Class A Shares under the Plan.

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25% of the average daily net asset value of the Fund on behalf of Class A Shares, computed at an annual rate, to obtain certain personal services for shareholders and to provide the maintenance of shareholder accounts ("Shareholder

Services"). From time to time and for such periods as deemed appropriate, the amount stated may be reduced voluntarily. Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS


Federated Securities Corp. will pay financial institutions, at the time of purchase of Class A Shares, an amount equal to 0.50% of the net asset value of Class A Shares purchased by their clients or customers under certain qualified retirement plans as approved by Federated Securities Corp. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase.)


Furthermore, with respect to Class A Shares, in addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may offer to pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

     MAXIMUM
ADMINISTRATIVE FEE  AVERAGE AGGREGATE DAILY NET ASSETS
     .15 of 1%      on the first $250 million
    .125 of 1%      on the next $250 million
     .10 of 1%      on the next $250 million
    .075 of 1%      on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.

EXPENSES OF THE FUND AND SHARES

Holders of Class A Shares pay their allocable portion of Fund and portfolio expenses.

The Fund expenses for which holders of Class A Shares pay their allocable portion include, but are not limited to: the cost of organizing the Fund and continuing its existence; registering the Fund with federal and state securities authorities; Directors' fees; auditors' fees; the cost of meetings of Directors; legal fees of the Fund; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The portfolio expenses for which holders of Class A Shares pay their allocable portion include, but are not limited to: registering the portfolio and Shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.


At present, the only expenses which are allocated specifically to Class A Shares as a class are fees for Shareholder Services and distribution fees. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of Class A Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of Class A Shares; legal fees relating solely to Class A Shares; and Directors' fees incurred as a result of issues relating solely to Class A Shares.

-------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Fund have equal voting rights, except that only shares of that particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 25% of the Fund's outstanding shares of all series entitled to vote.


As of February 5, 1997, Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida (as record owner holding Class C Shares for its clients), owned 34.33% of voting securities of the Fund's Class C Shares and Eva R. Spencer and Judy B. Crumley, Virginia Beach, Virginia, owned 56.13% of voting securities of the Fund's Class C Shares and, therefore, may for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


--------------------------------------------------------------------------------

                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Code.

STATE AND LOCAL TAXES

Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Class A Shares.

Total return represents the change, over a specific period of time, in the value of an investment in Class A Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Class A Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Class A Shares over a thirty-day period by the maximum offering price per share of Class A Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Class A Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of non-recurring charges such as the maximum sales charge and contingent deferred sales charges, which, if excluded, would increase the total return and yield.
Total return and yield will be calculated separately for Class A Shares, Class B Shares, and Class C Shares.

From time to time, advertisements for Class A Shares, Class B Shares, and Class C Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares, and Class C Shares to certain indices.

--------------------------------------------------------------------------------

                            OTHER CLASSES OF SHARES

The Fund also offers other classes of shares called Class B Shares and Class C Shares, which are sold primarily to customers of financial institutions, subject to certain differences.

Class B Shares are sold at net asset value and are subject to a Rule 12b-1 Plan, a Shareholder Services Agreement, and a minimum initial investment of $1,500, unless the investment is in a retirement account in which case the minimum investment is $50. A contingent deferred sales charge is imposed on certain Shares which are redeemed within six full years of purchase.

Class C Shares are sold at net asset value and are subject to a Rule 12b-1 Plan, a Shareholder Services Agreement, and a minimum initial investment of $1,500, unless the investment is in a retirement account in which case the minimum investment is $50. A contingent deferred sales charge is imposed on assets redeemed within the first full 12 months following purchase.

Class A Shares, Class B Shares, and Class C Shares are subject to certain of the same expenses. Expense differences, however, between Class A Shares, Class B Shares, and Class C Shares may affect the performance of each class.


To obtain more information and a combined prospectus for Class A Shares, Class B Shares, and Class C Shares, investors may call 1-800-341-7400 or contact their financial institution.


--------------------------------------------------------------------------------

                                    APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC--Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI--The rating "CI" is reversed for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.
BAA--Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economicc conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   ADDRESSES

                      Federated Stock and Bond Fund, Inc.
                                 Class A Shares
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                                  DISTRIBUTOR
                           Federated Securities Corp.
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                               INVESTMENT ADVISER
                              Federated Management
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                                   CUSTODIAN
                             State Street Bank and
                                 Trust Company
                                 P.O. Box 8600
                        Boston, Massachusetts 02266-8600

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                     Federated Shareholder Services Company
                                 P.O. Box 8600
                        Boston, Massachusetts 02266-8600

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               2500 One PPG Place
                      Pittsburgh, Pennsylvania 15222-5401





                                            FEDERATED STOCK AND
                                            BOND FUND, INC.
                                            CLASS A SHARES


                                            PROSPECTUS
                                            An Open-End, Diversified Management
                                            Investment Company
                                            February 28, 1997




[LOGO OF FEDERATED INVESTORS]

       Federated Investors Tower
       Pittsburgh, PA 15222-3779

       Federated Securities Corp. is the distributor of the fund and a subsidiary of Federated Investors.




       Cusip 313911109
       8012905A-A (2/97)



FEDERATED STOCK AND BOND FUND, INC.
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES


PROSPECTUS

The shares of Federated Stock and Bond Fund, Inc. (the "Fund") represent interests in an open-end, diversified management investment company (a mutual fund).

The investment objectives of the Fund are to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income. The Fund pursues these objectives by investing in a professionally managed, diversified portfolio of common and preferred stocks and other equity securities, bonds, notes, and short-term obligations.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Class A Shares, Class B Shares, and Class C Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Class A Shares, Class B Shares, and Class C Shares dated February 28, 1997, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated February 28, 1997


                               TABLE OF CONTENTS

Summary of Fund Expenses--
  Class A Shares...............................................................1

Summary of Fund Expenses--
  Class B Shares...............................................................2

Summary of Fund Expenses--
  Class C Shares...............................................................3


Financial Highlights--Class A Shares...........................................4
Financial Highlights--Class B Shares...........................................5
Financial Highlights--Class C Shares...........................................6

General Information............................................................7

Investment Information.........................................................7
  Investment Objective.........................................................7
  Investment Policies..........................................................7

  Reducing Risks of Lower-Rated
     Securities................................................................9
  Non-Mortgage Related Asset-Backed
     Securities...............................................................11
  Mortgage Related Asset-Backed
     Securities...............................................................11
  Adjustable Rate Mortgage Securities.........................................11
  Collateralized Mortgage Obligations.........................................11
  Real Estate Mortgage Investment
     Conduits.................................................................12
  Resets of Interest..........................................................12
  Caps and Floors.............................................................13

  Investment Limitations......................................................17

Net Asset Value...............................................................17

Investing in the Fund.........................................................18
  Class A Shares..............................................................18
  Class B Shares..............................................................18
  Class C Shares..............................................................18

How to Purchase Shares........................................................19
  Investing in Class A Shares.................................................19
  Reducing or Eliminating the
     Sales Charge.............................................................20
  Investing in Class B Shares.................................................21
  Investing in Class C Shares.................................................22
  Purchasing Shares through a
     Financial Institution....................................................22
  Purchasing Shares By Wire...................................................23
  Purchasing Shares By Check..................................................23
  Special Purchase Features...................................................23

Exchange Privilege............................................................24

How to Redeem Shares..........................................................26
  Special Redemption Features.................................................27
  Contingent Deferred Sales Charge............................................27
  Class A Shares..............................................................27
  Class B Shares..............................................................27
  Class C Shares..............................................................28
  Class A Shares, Class B Shares,
     and Class C Shares.......................................................28
  Elimination of Contingent Deferred
     Sales Charge.............................................................28

Account and Share Information.................................................30
  Certificates and Confirmations..............................................30
  Dividends...................................................................30
  Capital Gains...............................................................30
  Accounts with Low Balances..................................................30

Fund Information..............................................................31
  Management of the Fund......................................................31
  Distribution of Shares......................................................32
  Administration of the Fund..................................................34
  Brokerage Transactions......................................................34
  Expenses of the Fund and Shares.............................................34

Shareholder Information.......................................................35
  Voting Rights...............................................................35

Tax Information...............................................................36
  Federal Income Tax..........................................................36
  State and Local Taxes.......................................................36

Performance Information.......................................................36

Appendix......................................................................37

Addresses.....................................................................40


                            SUMMARY OF FUND EXPENSES
                      FEDERATED STOCK AND BOND FUND, INC.

                                                      CLASS A SHARES
                                             SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..................................       5.50%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).......................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable) (1).............................................................       0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable).............................................       None
Exchange Fee...................................................................................................       None

                                                ANNUAL OPERATING EXPENSES
                                         (As a percentage of average net assets)
Management Fee (after waiver) (2)..............................................................................       0.57%
12b-1 Fee (3)..................................................................................................       0.00%
Total Other Expenses...........................................................................................       0.64%
    Shareholder Services Fee........................................................................       0.25%
         Total Operating Expenses (4)..........................................................................       1.21%




(1) Shareholders who purchased shares with the proceeds of a redemption of shares of an unaffiliated investment company purchased and redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50% for redemptions made within one year of purchase.

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.55% of average daily net assets plus 4.50% of gross income, excluding capital gains or losses.

(3) Class A Shares has no present intention of paying or accruing the 12b-1 fee during the fiscal year ending October 31, 1997. If Class A Shares were paying or accruing the 12b-1 fee, Class A Shares would be able to pay up to 0.25% of its average daily net assets for the 12b-1 fee. See "Fund Information".

(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1997. The total operating expenses were 1.10% for the fiscal year ended October 31, 1996 and would have been 1.37% absent the voluntary waivers of a portion of the management fee, administrative personnel and services fee and the shareholder services fee.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF CLASS A SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "INVESTING IN CLASS A SHARES" AND "FUND INFORMATION." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                                                         1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period, and (3) payment of the maximum sales charge.............     $67        $91       $118       $194



    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




                            SUMMARY OF FUND EXPENSES
                      FEDERATED STOCK AND BOND FUND, INC.

                                                      CLASS B SHARES
                                             SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..................................       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).......................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable) (1).............................................................       5.50%
Redemption Fee (as a percentage of amount redeemed, if applicable).............................................       None
Exchange Fee...................................................................................................       None

                                                ANNUAL OPERATING EXPENSES
                                         (As a percentage of average net assets)
Management Fee (after waiver) (2)..............................................................................       0.60%
12b-1 Fee......................................................................................................       0.75%
Total Other Expenses...........................................................................................       0.61%
    Shareholder Services Fee........................................................................       0.25%
         Total Operating Expenses (3)(4).......................................................................       1.96%




(1) The contingent deferred sales charge is 5.50% in the first year declining to 1.00% in the sixth year and 0.00% thereafter. (See "Contingent Deferred Sales Charge").

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.55% of average daily net assets plus 4.50% of gross income, excluding capital gains or losses.

(3) Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.

(4) The total operating expenses would have been 2.11% absent the voluntary waivers of a portion of the management fee, and administrative personnel and services fee.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF CLASS B SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "INVESTING IN CLASS B SHARES" AND "FUND INFORMATION". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                                                                               1 year     3 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period..........................................................     $77       $105
You would pay the following expenses on the same investment, assuming no redemption................     $20       $ 62



    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



                            SUMMARY OF FUND EXPENSES
                      FEDERATED STOCK AND BOND FUND, INC.

                                                      CLASS C SHARES
                                             SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..................................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)..........................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable) (1).............................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable).............................................       None
Exchange Fee...................................................................................................       None

                                                ANNUAL OPERATING EXPENSES
                                         (As a percentage of average net assets)
Management Fee (after waiver) (2)..............................................................................       0.60%
12b-1 Fee......................................................................................................       0.75%
Total Other Expenses...........................................................................................       0.68%
    Shareholder Services Fee........................................................................       0.25%
         Total Operating Expenses (3)..........................................................................       2.03%



(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, (See "Contingent Deferred Sales Charge.")

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.55% of average daily net assets plus 4.50% of gross income, excluding capital gains or losses.

(3) The total operating expenses would have been 2.18% absent the voluntary waivers of a portion of the management fee and administrative personnel and services fee.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF CLASS C SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "INVESTING IN CLASS C SHARES" AND "FUND INFORMATION". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                                                                               1 year     3 years
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2)
redemption at the end of each time period..........................................................     $31        $64
You would pay the following expenses on the same investment, assuming no redemption................     $21        $64



    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




                              FINANCIAL HIGHLIGHTS
                      FEDERATED STOCK AND BOND FUND, INC.
                                 CLASS A SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated December 6, 1996, on the Fund's financial statements for the year ended October 31, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                                                         YEAR
                                                                                                                         ENDED
                                                                                                                       DECEMBER
                                                                   YEAR ENDED OCTOBER 31,                                 31,
                                          1996       1995       1994       1993       1992       1991       1990(A)      1989
NET ASSET VALUE, BEGINNING OF PERIOD    $   18.38  $   16.25  $   16.87  $   15.91  $   15.74  $   13.60   $   15.11   $   14.94
--------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------
 Net investment income                       0.61       0.63       0.51       0.55       0.65       0.74        1.37        0.91
--------------------------------------
 Net realized and unrealized
 gain (loss) on investments                  1.81       2.21      (0.59)      1.58       0.39       2.17       (2.22)       0.91
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
 Total from investment operations            2.42       2.84      (0.08)      2.13       1.04       2.91       (0.85)       1.82
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
LESS DISTRIBUTIONS
--------------------------------------
 Distributions from net investment
 income                                     (0.63)     (0.62)     (0.54)     (0.56)     (0.68)     (0.77)      (0.66)      (0.94)
--------------------------------------
 Distributions from net realized gain
 on investment transactions                 (1.21)     (0.09)    --          (0.61)     (0.19)    --          --           (0.71)
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
 Total distributions                        (1.84)     (0.71)     (0.54)     (1.17)     (0.87)     (0.77)      (0.66)      (1.65)
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
NET ASSET VALUE, END OF PERIOD          $   18.96  $   18.38  $   16.25  $   16.87  $   15.91  $   15.74   $   13.60   $   15.11
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
TOTAL RETURN (B)                            14.57%     17.99%     (0.48)%     14.10%      7.94%     21.78%      (5.90)%     12.46%
--------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------
 Expenses                                    1.10%      1.07%      1.06%      1.04%      1.04%      1.01%       1.01%*      1.01%
--------------------------------------
 Net investment income                       3.44%      3.71%      3.23%      3.49%      4.15%      4.91%       5.77%*      5.82%
--------------------------------------
 Expense waiver/
 reimbursement (c)                           0.27%      0.31%      0.07%      0.20%      0.21%      0.45%       0.54%*      0.51%
--------------------------------------
SUPPLEMENTAL DATA
--------------------------------------
 Net assets, end of period (000
 omitted)                                $130,694   $134,669   $125,382   $124,583    $95,387    $88,534     $79,003     $88,367
--------------------------------------
 Average commission rate paid (d)       $   .0307         --         --         --         --         --          --          --
--------------------------------------
 Portfolio turnover                            74%        68%        45%        51%        43%        72%         49%         26%
--------------------------------------

                                          1988       1987
NET ASSET VALUE, BEGINNING OF PERIOD    $   14.89  $   15.34
--------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------
 Net investment income                       0.85       0.81
--------------------------------------
 Net realized and unrealized
 gain (loss) on investments                  0.52      (0.24)
--------------------------------------  ---------  ---------
 Total from investment operations            1.37       0.57
--------------------------------------  ---------  ---------
LESS DISTRIBUTIONS
--------------------------------------
 Distributions from net investment
 income                                     (0.86)     (0.79)
--------------------------------------
 Distributions from net realized gain
 on investment transactions                 (0.46)     (0.23)
--------------------------------------  ---------  ---------
 Total distributions                        (1.32)     (1.02)
--------------------------------------  ---------  ---------
NET ASSET VALUE, END OF PERIOD          $   14.94  $   14.89
--------------------------------------  ---------  ---------
TOTAL RETURN (B)                             9.28%      3.58%
--------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------
 Expenses                                    1.00%      1.00%
--------------------------------------
 Net investment income                       5.53%      5.07%
--------------------------------------
 Expense waiver/
 reimbursement (c)                           0.39%      0.22%
--------------------------------------
SUPPLEMENTAL DATA
--------------------------------------
 Net assets, end of period (000
 omitted)                                 $90,504    $92,105
--------------------------------------
 Average commission rate paid (d)              --         --
--------------------------------------
 Portfolio turnover                           131%       110%
--------------------------------------



 * Computed on an annualized basis.
(a) Reflects operations for the ten month period ended October 31, 1990.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's annual report, dated October 31, 1996, which can be obtained free of charge.




                              FINANCIAL HIGHLIGHTS
                      FEDERATED STOCK AND BOND FUND, INC.
                                 CLASS B SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated December 6, 1996, on the Fund's financial statements for the year ended October 31, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                                     PERIOD ENDED
                                                                                                  OCTOBER 31, 1996(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $   17.89
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
  Net investment income                                                                                     0.02
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                                           1.05
----------------------------------------------------------------------------------------------           -------
  Total from investment operations                                                                          1.07
----------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                         $   18.96
----------------------------------------------------------------------------------------------           -------
TOTAL RETURN (B)                                                                                            5.98%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
  Expenses                                                                                                  1.96%*
----------------------------------------------------------------------------------------------
  Net investment income                                                                                     3.52%*
----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                          0.15%*
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                                    $94
----------------------------------------------------------------------------------------------
  Average commission rate paid (d)                                                                     $   .0307
----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                          74%
----------------------------------------------------------------------------------------------



  * Computed on an annualized basis.
(a) Reflects operations for the period from August 30, 1996 (date of initial public offering) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's annual report, dated October 31, 1996, which can be obtained free of charge.



                              FINANCIAL HIGHLIGHTS
                      FEDERATED STOCK AND BOND FUND, INC.
                                 CLASS C SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated December 6, 1996, on the Fund's financial statements for the year ended October 31, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                                     PERIOD ENDED
                                                                                                  OCTOBER 31, 1996(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $   17.89
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
  Net investment income                                                                                     0.04
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                                           1.03
----------------------------------------------------------------------------------------------           -------
  Total from investment operations                                                                          1.07
----------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                         $   18.96
----------------------------------------------------------------------------------------------           -------
TOTAL RETURN (B)                                                                                            5.98%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
  Expenses                                                                                                  2.03%*
----------------------------------------------------------------------------------------------
  Net investment income                                                                                     1.94%*
----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                          0.15%*
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                                     $2
----------------------------------------------------------------------------------------------
  Average commission rate paid (d)                                                                     $   .0307
----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                          74%
----------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1996 (date of initial public offering) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's annual report, dated October 31, 1996, which can be obtained free of charge.


                              GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on October 31, 1934. At a meeting of the Board of Directors ("Directors") held on February 26, 1996, the Directors approved an amendment to the Articles of Incorporation to change the name of Stock and Bond Fund, Inc. to Federated Stock and Bond Fund, Inc. The Articles of Incorporation permit the Fund to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Directors have established three classes of shares, known as Class A Shares, Class B Shares, and Class C Shares (individually and collectively as the context requires, "Shares").

Shares of the Fund are designed for institutions, pension plans, and individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of common and preferred stocks and other equity securities, bonds, notes and short-term obligations. The minimum initial investment for Class A Shares is $500. The minimum initial investment for Class B Shares and Class C Shares is $1,500. However, the minimum initial investment for a retirement account in any class is $50. Subsequent investments in any class must be in amounts of at least $100, except for retirement plans which must be in amounts of at least $50.
The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objectives of the Fund are to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income. The Fund pursues these investment objectives by investing in a professionally managed, diversified portfolio of common and preferred stocks and other equity securities, bonds, notes, and short-term obligations. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this prospectus. The investment objectives cannot be changed without approval of shareholders.

INVESTMENT POLICIES


The Fund invests in a diversified portfolio of domestic and foreign securities as described below. Under normal circumstances, the Fund will invest at least 65% of its total assets in stocks and bonds. Unless indicated otherwise, the investment policies and limitations may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change becomes effective.


                             ACCEPTABLE INVESTMENTS


The Fund invests primarily in securities of larger, well-established companies which have a history of lower volatility in earnings. Therefore, the corporate bonds in which the Fund invests, including those purchased through and collateralizing repurchase agreements, will generally be rated in one of the top four rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Standard &

Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or unrated, but determined by the Fund's investment adviser ("Adviser") to be of comparable quality. The Fund may invest no more than 35% of its assets in corporate bonds rated below the top four categories or which are unrated but determined to be of comparable quality by the Adviser. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's have speculative characteristics. A description of the ratings categories is contained in the Appendix to this prospectus. Permitted investments include:

   common stocks;

   preferred stocks;

   corporate bonds;
   convertible securities;

   obligations of the United States;

   notes, bonds, and discount notes of U.S. government agencies or instrumentalities;

   taxable municipal debt obligations rated BBB or better by an NRSRO, or which are of comparable quality in the judgment of the Adviser;

   asset-backed securities;

   commercial paper that matures in 270 days or less and is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's, or F-1 or F-2 by Fitch;

   time and savings deposits;

   bankers' acceptances;

   other securities;

   repurchase agreements collateralized by acceptable investments.

                                 COMMON STOCKS

The domestic and foreign common stocks in which the Fund invests are selected by the Adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth, prospects and the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability, will also be considered by the Adviser.

                                CORPORATE BONDS

Although the corporate bonds in which the Fund will invest primarily are rated as investment grade by an NRSRO, or of comparable quality in the judgment of the Adviser, the Fund may, under normal circumstances, invest as much as 35% of its net assets in such bonds that are rated below investment grade or are of comparable quality ("junk bonds"). Although there is a percentage limitation, there is no minimum rating applicable to corporate bonds purchased or held by the Fund, and the Fund may, from time to time, purchase or hold such bonds in the lowest category, including bonds in default.

Bonds that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated bonds.


The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

REDUCING RISKS OF
LOWER-RATED SECURITIES


The Adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risks include:

CREDIT RESEARCH. The Adviser will perform its own credit analysis in addition to using nationally recognized statistical rating organizations and other resources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.


DIVERSIFICATION. The Fund invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.


ECONOMIC ANALYSIS. The Adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.


                             CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or, securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS--(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock, which is an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.


                          U.S. GOVERNMENT OBLIGATIONS

The U.S. government obligations in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:


 direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

 notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States; and notes, bonds, and discount notes of other U.S. government agencies or instrumentalities which receive or have access to federal funding.


Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

 the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

 discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

 the credit of the agency or instrumentality.

                              MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

                            ASSET-BACKED SECURITIES
Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets, including vehicle installment purchase obligations and credit card receivables, into pools. Interests in these pools are sold as individual securities and are not backed or guaranteed by the U.S. government and may not be secured. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranch of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

NON-MORTGAGE RELATED
ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

MORTGAGE RELATED
ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.
ADJUSTABLE RATE MORTGAGE
SECURITIES ("ARMS")

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

COLLATERALIZED MORTGAGE
OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:

 collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

 collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

 securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by a NRSRO or are of comparable quality as determined by the Adviser.

REAL ESTATE MORTGAGE
INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval; and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes.

These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                                BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). Due to the fact that institutions issuing such instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as the reserve requirements, loan limitations, examination, accounting, auditing, recordkeeping, and the public availability of information, these investments may present additional risks to investors.


                                 RESTRICTED AND
                              ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objectives and policies, but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities determined by the Directors to be illiquid, non-negotiable time deposits, unlisted options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under the federal securities laws, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper, and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors, are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

                               FOREIGN SECURITIES
                              AND INVESTMENT RISKS


The Fund may invest in American Depository Receipts, and may invest more than 10% of its total assets in foreign securities.

Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic securities. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

With respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments. The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

This policy would enable the Fund to concentrate its investments in the securities of foreign governmental and non-governmental issuers which would have the effect of magnifying the investment risks disclosed above.


             INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having an investment objective and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. In addition to the advisory and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicated. The Adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

                             TEMPORARY INVESTMENTS

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash and cash items including: short-term money market instruments; securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities; and repurchase agreements.

The Fund may also hold the instruments described above in such amounts as necessary: to provide funds for the settlement of portfolio transactions; pending investment of cash receipts in the ordinary course of business; and to meet requests for redemption of Fund shares.

                             REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                             WHEN-ISSUED OR DELAYED
                             DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                        LENDING OF PORTFOLIO SECURITIES


In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.


                              PUT AND CALL OPTIONS

The Fund may purchase put options on financial futures contracts and put options on portfolio securities. Financial futures may include index futures. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. For the immediate future, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange.

The Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange. The Fund purchases options only from investment dealers and other financial associations (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser.

In general, over-the-counter put options differ from exchange traded put options in the following respects. Over-the-counter put options are two party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a New York Stock Exchange member). Additionally, over-the-counter strike prices are adjusted to reflect dividend payments, initial strike prices are generally set at market, and option premiums (which are all time premiums) are amortized on a straight line basis over the life of the option. In contrast, exchange traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from the Clearing Corporation. Strike prices are not adjusted for dividends, and options are marked to market, thereby obviating the need to amortize the time premium. Exchange traded options have a continuous liquid market while over-the-counter options do not.

The Fund may also write call options on all or any portion of its portfolio in an effort to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Directors.

The Fund may attempt to hedge the portfolio by entering into financial futures contracts and to write calls on financial futures contracts.

                                     RISKS

When the Fund writes a call option, the Fund risks not participating in any rise in the value of the underlying security. In addition, when the Fund purchases puts on financial futures contracts to protect against declines in prices of portfolio securities, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio of investments. This may cause the futures contract and its corresponding put to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such an event, the Fund may lose the purchase price of the put option. Finally, it is not certain that a secondary market for options will exist at all times. Although the Adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. The Fund's ability to establish and close out option positions depends on this secondary market.

                              DERIVATIVE CONTRACTS
                                 AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, such as asset-backed securities and mortgage-backed securities, including ARMS, CMOs, and REMICs, it will only do so in a manner consistent with its investment objectives, policies and limitations.

INVESTMENT LIMITATIONS

The following investment limitations cannot be changed without shareholder approval. The Fund will not:

 borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for at least a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its net assets;

 invest more than 5% of its total assets in securities of one issuer (except U.S. government securities); invest in more than 10% of the voting securities of one issuer; or invest in more than 10% of any class of securities of one issuer.

                                NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of each class of Shares in the market value of all securities and other assets of the Fund, subtracting the interest of each class of Shares in the liabilities of the Fund and those attributable to each class of Shares, and dividing the remainder by the total number of each class of Shares outstanding. The net asset value for each class of Shares may differ due to the variance in daily income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                             INVESTING IN THE FUND

The Fund offers investors three classes of Shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

CLASS A SHARES

An investor who purchases Class A Shares pays a maximum sales charge of 5.50% at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies.") Certain purchases of Class A Shares qualify for reduced sales charges. See "Reducing the Sales Charge--Class A Shares." Class A Shares have no conversion feature.

CLASS B SHARES


Class B Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5.50% if redeemed within six full years following purchase. Class B Shares also bear a 0.75% 12b-1 fee. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or around the fifteenth of the month eight full years after the purchase date. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A Shares due to the 12b-1 fee.


CLASS C SHARES


Class C Shares are sold without an initial sales charge, but are subject to a 1.00% contingent deferred sales charge on assets redeemed within the first 12 months following purchase. Class C Shares also bear a 0.75% 12b-1 fee. Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A Shares due to the 12b-1 fee. Class C Shares have no conversion feature.


                             HOW TO PURCHASE SHARES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased, as described below, either through a financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund, with a minimum initial investment of $500 for Class A Shares and $1,500 for Class B Shares and Class C Shares. Additional investments can be made for as little as $100. The minimum initial and subsequent investment for retirement plans is only $50. (Financial institutions may impose different minimum investment requirements on their customers).

In connection with any sale, Federated Securities Corp. may, from time to time, offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before Shares can be purchased.

INVESTING IN CLASS A SHARES

Class A Shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                         SALES       SALES       DEALER
                         CHARGE      CHARGE    CONCESSION
                          AS A        AS A        AS A
                       PERCENTAGE  PERCENTAGE  PERCENTAGE
                       OF PUBLIC     OF NET    OF PUBLIC
                        OFFERING     AMOUNT     OFFERING
AMOUNT OF TRANSACTION    PRICE      INVESTED     PRICE
Less than $50,000        5.50%       5.82%       5.00%
$50,000 but less than
 $100,000                4.50%       4.71%       4.00%
$100,000 but less
 than $250,000           3.75%       3.90%       3.25%
$250,000 but less
 than $500,000           2.50%       2.56%       2.25%
$500,000 but less
 than $1 million         2.00%       2.04%       1.80%
$1 million or greater    0.00%       0.00%       0.25%*


*See sub-section entitled "Dealer Concession."

No sales charge is imposed for Class A Shares purchased through financial intermediaries that do not receive a reallowance of the sales charge. However, investors who purchase Class A Shares through a trust department, investment adviser, or other financial intermediary may be charged a service fee or other fee by the financial intermediary. Additionally, no sales charge is imposed on shareholders designated as Liberty Life Members or on Class A Shares purchased through "wrap accounts" or similar programs, under which clients pay a fee for services.

                               DEALER CONCESSION

For sales of Class A Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end.

The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

REDUCING OR ELIMINATING THE
SALES CHARGE

The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

 quantity discounts and accumulated purchases;

 concurrent purchases;

 signing a 13-month letter of intent;

 using the reinvestment privilege; or

 purchases with proceeds from redemptions of unaffiliated investment companies.

                             QUANTITY DISCOUNTS AND
                             ACCUMULATED PURCHASES

As shown in the table above, larger purchases reduce the sales charge paid. The Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced or eliminated for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

                              CONCURRENT PURCHASES

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"), the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $80,000 in one of the Class A Shares in the Federated Funds with a sales charge, and $20,000 in the Class A Shares of this Fund, the sales charge would be reduced.

To receive this sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will reduce the sales charge after it confirms the purchases.

                                LETTER OF INTENT

If a shareholder intends to purchase at least $50,000 of Class A Shares of Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 5.50% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The Shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed Shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of any Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

                             REINVESTMENT PRIVILEGE

If Class A Shares in the Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Class A Shares in the Fund, there may be tax consequences.

                          PURCHASES WITH PROCEEDS FROM
                          REDEMPTIONS OF UNAFFILIATED
                              INVESTMENT COMPANIES


Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or redeemed with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of 0.50% for Shares purchased under this program. If Shares are purchased in this manner, redemptions of these Shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.


INVESTING IN CLASS B SHARES

Class B Shares are sold at their net asset value next determined after an order is received. While Class B Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge--Class B Shares," a contingent deferred sales charge may be applied by the distributor at the time Class B Shares are redeemed.

                          CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares on or around the fifteenth of the month eight full years after the purchase date, except as noted below, and will no longer be subject to a fee under the Fund's Distribution Plan (see "Distribution of Shares"). Such conversion will be on the basis of the relative net asset values per Share, without the imposition of any sales charge, fee or other charge. Class B Shares acquired by exchange from Class B Shares of another Federated Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Orders for $250,000 or more of Class B Shares will automatically be invested in Class A Shares.

INVESTING IN CLASS C SHARES

Class C Shares are sold at net asset value next determined after an order is received. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. For a complete description of this charge see "Contingent Deferred Sales Charge--Class C Shares."

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

The financial institution which maintains investor accounts in Class B Shares or Class C Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

PURCHASING SHARES BY WIRE

Once an account has been established, Shares may be purchased by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: (Fund
Name) (Fund Class); Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your client service representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Once an account has been established, Shares may be purchased by mailing a check made payable to the name of the Fund (designate class of Shares and account number) to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

SPECIAL PURCHASE FEATURES

                         SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their financial institution or the Fund to participate in this program.

                                RETIREMENT PLANS

Fund Shares can be purchased as an investment for retirement plans or for IRA accounts. For further details contact the Fund and consult a tax adviser.

                               EXCHANGE PRIVILEGE

                                 CLASS A SHARES

Class A shareholders may exchange all or some of their Shares for Class A Shares of other Federated Funds at net asset value. Neither the Fund nor any of the Federated Funds imposes any additional fees on exchanges. Shareholders in certain other Federated Funds may exchange all or some of their shares for Class A Shares.
                                 CLASS B SHARES

Class B shareholders may exchange all or some of their Shares for Class B Shares of other Federated Funds. (Not all Federated Funds currently offer Class B Shares. Contact your financial institution regarding the availability of Class B Shares of the Federated Funds). Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged Shares. To the extent that a shareholder exchanges Shares for Class B Shares in other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period.

                                 CLASS C SHARES

Class C shareholders may exchange all or some of their Shares for Class C Shares of other Federated Funds at net asset value without a contingent deferred sales charge. (Not all Federated Funds currently offer Class C Shares. Contact your financial institution regarding the availability of Class C Shares of the Federated Funds). To the extent that a shareholder exchanges Shares for Class C Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your Shares may be exchanged free of charge.

Shareholders of Class A Shares who have been designated as Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any Federated Funds, as long as they maintain a $500 balance in one of the Federated Funds.
                           REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the Shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

                                TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

                               MAKING AN EXCHANGE

Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Federated Shareholder Services Company, 1099 Hingham Street, Rockland, Massachusetts 02370-3317.

                             TELEPHONE INSTRUCTIONS
Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any Shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for Shares to be exchanged the same day. Shareholders exchanging into a Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

                              HOW TO REDEEM SHARES

Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Investors who redeem Class A Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemption requests must be received in proper form and can be made as described below.

              REDEEMING SHARES THROUGH YOUR FINANCIAL INSTITUTION

Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions (such as banks) must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

                         REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or wire-transfered to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your client service representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

                            REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, Fund Name, Fund Class, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the Share Class name; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

                         SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through his financial institution. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.


CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their Shares under the following circumstances:

CLASS A SHARES


Class A Shares purchased under a periodic special offering with the proceeds of a redemption of Shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.


CLASS B SHARES

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of redemption in accordance with the following schedule:

    YEAR OF REDEMPTION        CONTINGENT DEFERRED
      AFTER PURCHASE             SALES CHARGE
First                                  5.50%
Second                                 4.75%
Third                                  4.00%
Fourth                                 3.00%
Fifth                                  2.00%
Sixth                                  1.00%
Seventh and thereafter                 0.00%


CLASS C SHARES

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of 1.00%. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.

CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares; (3) Shares held for fewer than six years with respect to Class B Shares and for less than one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for Shares of other Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for Shares are redeemed is calculated as if the shareholder had held the Shares from the date on which he became a shareholder of the exchanged-from Shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2; (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements; and (4) qualifying redemptions for Class B Shares under a Systematic Withdrawal Program. To qualify for elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, the redemptions of Class B Shares must be from an account: that is at least 12 months old, has all Fund distributions reinvested in Fund Shares, and has a value of at least $10,000 when the Systematic Withdrawal Program is established. Qualifying redemptions may not exceed 1.00% monthly of the account value as periodically determined by the Fund. For more information regarding the elimination of the contingent deferred sales charge through a Systematic Withdrawal Program contact your financial intermediary or the Fund. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, and their immediate family members; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Fund reserves the right to discontinue or modify the elimination of the contingent deferred sales charge. Shareholders will be notified of a discontinuation. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that the shareholder is entitled to such elimination.

                               ACCOUNT AND SHARE
                                  INFORMATION

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the transfer agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that quarter's dividend.

CAPITAL GAINS

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the Class A Shares required minimum value of $500 or the required minimum value of $1,500 for Class B Shares and Class C Shares. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective Share class. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

                                FUND INFORMATION

MANAGEMENT OF THE FUND

                               BOARD OF DIRECTORS

The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.

                               INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

                                 ADVISORY FEES


The Adviser receives an annual investment advisory fee equal to 0.55% of the Fund's average daily net assets plus 4.5% of the Fund's annual gross income, excluding any capital gains or losses. Gross income includes interest accrued, including discount earned on U.S. Treasury bills and agency discount notes, interest received or receivable on all interest-bearing obligations and dividend income. Under the investment advisory contract which provides for the voluntary waiver and reimbursement of expenses by the Adviser, the Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion.


                              ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Fund and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

                         PORTFOLIO MANAGERS' BACKGROUND

Scott B. Schermerhorn has been the Fund's portfolio manager since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's investment adviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Joseph M. Balestrino has been the Fund's portfolio manager since May 1994 and is responsible for managing the allocation of fixed income assets between investment grade and high yield. Mr. Balestrino also manages the investment grade portion of the Fund. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano has been the Fund's portfolio manager since September 1996 and is responsible for managing the high yield portion of the Fund. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

The distributor may offer to pay financial institutions an amount up to 1% of the net asset value of Class C Shares purchased by their clients or customers at the time of purchase. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund. Financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.

The distributor will pay dealers an amount equal to 5.50% of the net asset value of Class B Shares purchased by their clients or customers. These payments will be made directly by the distributor from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these payments. The distributor may pay a portion of the distribution fee discussed below to financial institutions that waive all or any portion of the advance payments.

                               DISTRIBUTION PLAN
                            AND SHAREHOLDER SERVICES


Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), Class A Shares, Class B Shares, and Class C Shares may pay a fee to the distributor in an amount computed at an annual rate of 0.25%, 0.75%, and 0.75%, respectively, of the average daily net assets of each class of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. For Class C Shares, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. With respect to Class B Shares, because distribution fees to be paid by the Fund to the distributor may not exceed an annual rate of .75% of each class of Shares' average daily net assets, it will take the distributor a number of years to recoup the expenses it has incurred for its distribution and distribution-related services pursuant to the Plan. The Fund is not currently making payments for Class A Shares under the Distribution Plan, nor does it anticipate doing so in the immediate future.


The Distribution Plan is a compensation type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by Shares under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25% of the average daily net asset value of Class A Shares, Class B Shares, and Class C Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts ("Shareholder Services"). Under the Shareholder Services Agreement, Federated

Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS


Federated Securities Corp. will pay financial institutions, at the time of purchase of Class A Shares, an amount equal to 0.50% of the net asset value of Class A Shares purchased by their clients or customers under certain qualified retirement plans as approved by Federated Securities Corp. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase).

Furthermore, with respect to Class A Shares, Class B Shares, and Class C Shares, in addition to payments made pursuant to the Distribution Plan and Sharesholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may offer to pay to financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all Federated Funds as specified below:

     MAXIMUM
ADMINISTRATIVE FEE  AVERAGE AGGREGATE DAILY NET ASSETS
     .15 of 1%      on the first $250 million
    .125 of 1%      on the next $250 million
     .10 of 1%      on the next $250 million
    .075 of 1%      on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.

EXPENSES OF THE FUND AND SHARES

Holders of Class A Shares, Class B Shares, and Class C Shares pay their allocable portion of Fund and portfolio expenses.
The Fund expenses for which holders of Class A Shares, Class B Shares, and Class C Shares pay their allocable portion include, but are not limited to: the cost of organizing the Fund and continuing its existence; registering the Fund with federal and state securities authorities; Directors' fees; auditors' fees; the cost of meetings of Directors; legal fees of the Fund; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The portfolio expenses for which holders of Class A Shares, Class B Shares, and Class C Shares pay their allocable portion include, but are not limited to: registering the portfolio and Shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.


At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares, and Class C Shares as classes are expenses under the Fund's Distribution Plan and fees for Shareholder Services. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares, and Class C Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of Class A Shares, Class B Shares, and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares, and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares, and Class C Shares and Directors' fees incurred as a result of issues relating solely to Class A Shares, Class B Shares, and Class C Shares.


                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of each portfolio in the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 25% of the Fund's outstanding shares of all series entitled to vote.


As of February 5, 1997, Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida (as record owner holding Class C Shares for its clients), owned 34.33% of voting securities of the Fund's Class C Shares and Eva R. Spencer and Judy B. Crumley, Virginia Beach, Virginia, owned 56.13% of voting securities of the Fund's Class C Shares and, therefore, may for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Code.

STATE AND LOCAL TAXES

Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for each class of Shares.

Total return represents the change, over a specified period of time, in the value of an investment in each class of Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each class of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of Shares over a thirty-day period by the maximum offering price per share of each class of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each class of Shares, and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of non-recurring charges such as the maximum sales charge or contingent deferred sales charge, which, if excluded, would increase the total return and yield.

Total return and yield will be calculated separately for Class A Shares, Class B Shares, and Class C Shares.

From time to time, advertisements for Class A Shares, Class B Shares, and Class C Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares, and Class C Shares to certain indices.

                                    APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC--Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI--The rating "CI" is reversed for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.
BAA--Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economicc conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-BONDS are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

                                   ADDRESSES

                      Federated Stock and Bond Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                                  DISTRIBUTOR
                           Federated Securities Corp.
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                               INVESTMENT ADVISER
                              Federated Management
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779
                                   CUSTODIAN
                             State Street Bank and
                                 Trust Company
                                 P.O. Box 8600
                        Boston, Massachusetts 02266-8600

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                     Federated Shareholder Services Company
                                 P.O. Box 8600
                        Boston, Massachusetts 02266-8600

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               2500 One PPG Place
                      Pittsburgh, Pennsylvania 15222-5401


                                            FEDERATED STOCK AND
                                            BOND FUND, INC.
                                            CLASS A SHARES, CLASS B SHARES,
                                            CLASS C SHARES



                                            PROSPECTUS
                                            An Open-End, Diversified Management
                                            Investment Company
                                            February 28, 1997



  [LOGO]   FEDERATED INVESTORS
Since 1955
           Federated Investors Tower
           Pittsburgh, PA 15222-3779

           Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.


           Cusip 313911109
           Cusip 313911208
           Cusip 313911307
           8012905 (2/97)


[LOGO OF RECYCLED PAPER]


                    FEDERATED STOCK AND BOND FUND, INC.
                              CLASS A SHARES
                              CLASS B SHARES
                              CLASS C SHARES
                    STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information should be read with the prospectus for Class A Shares, Class B Shares, and Class C Shares or the stand-alone prospectus for Class A Shares of Federated Stock and Bond Fund, Inc. (the "Fund"), each dated February 28, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779

                      Statement dated February 28, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779



Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.
Cusip 313911109
Cusip 313911208
Cusip 313911307
8012905B (2/97)



GENERAL INFORMATION ABOUT THE FUND             2

INVESTMENT OBJECTIVES AND POLICIES             2

 Types of Investments                          3
 Convertible Securities                        1
 Investments in Mortgage-Backed and Asset-Backed
     Securities                                2
 Futures and Options Transactions              2
 Investing in Foreign Currencies               4
 When-Issued and Delayed Delivery Transactions 5
 Lending Portfolio Securities                  5
 Repurchase Agreements                         5
 Reverse Repurchase Agreements                 5
 Portfolio Turnover                            6
INVESTMENT LIMITATIONS                         6

FEDERATED STOCK AND BOND FUND, INC. MANAGEMENT 7

 The Funds                                    11
 Fund Ownership                               11
 Directors Compensation                       12
 Director Liability                           13
INVESTMENT ADVISORY SERVICES                  13

 Adviser to the Fund                          13
 Advisory Fees                                13
BROKERAGE TRANSACTIONS                        13

 Other Related Services                       13



OTHER SERVICES                                14

 Fund Administration                          14
 Custodian and Portfolio Accountant           14
 Transfer Agent                               14
 Independent Auditors                         14
PURCHASING SHARES                             14

 Distribution Plan and Shareholder Services   14
 Purchases by Sales Representatives, Fund
      Directors, and Employees                15
 Exchanging Securities for Fund Shares        15
DETERMINING NET ASSET VALUE                   15

 Determining Market Value of Securities       15
REDEEMING SHARES                              16

 Redemption in Kind                           16
 Elimination of the Contingent Deferred Sales
      Charge                                  16
TAX STATUS                                    16

 The Fund's Tax Status                        16
 Shareholders' Tax Status                     16
TOTAL RETURN                                  17

YIELD                                         17

PERFORMANCE COMPARISONS                       17

 Economic and Market Information              19
 Duration                                     19



ABOUT FEDERATED INVESTORS                     19

 Mutual Fund Market                           19
 Institutional Clients                        20
 Trust Organizations                          20
 Broker/Dealer and Bank Broker/Dealer
      Subsidiaries                            20



GENERAL INFORMATION ABOUT THE FUND

The Fund was incorporated under the laws of the State of Maryland on October 31, 1934. On April 16, 1993, the shareholders voted to permit the Fund to offer separate series and classes of shares. During the fiscal year ended October 31, 1994, the Fund offered Class A Shares and Class C Shares. On August 31, 1994, a reorganization of the Fund was completed to eliminate the separate classes of shares. At a meeting of the Board of Directors (the `Directors'') held on February 26, 1996, the Directors approved an amendment to the Articles of Incorporation to change the name of Stock and Bond Fund, Inc. and to re-establish the Fund's offering of separate classes of Shares by approving Class B Shares and Class C Shares.
 Shares of the Fund are currently offered in three classes known as Class A Shares, Class B Shares, and Class C Shares (individually and collectively referred to as `Shares'' as the context may require). This Statement of Additional Information relates to all classes of Shares of the Fund. INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income. The investment objectives cannot be changed without approval of shareholders.
As a matter of investment policy, under normal circumstances, the Fund will invest at least 65% of its total assets in stocks and bonds. Unless otherwise noted, investment policies and limitations may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change occurs.



TYPES OF INVESTMENTS
The Fund invests in a diversified portfolio of domestic and foreign common and preferred stocks and other equity securities, convertible securities, domestically-issued and foreign-issued corporate and government debt obligations, mortgage-backed and asset-backed securities, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, taxable municipal debt obligations and repurchase agreements.
CONVERTIBLE SECURITIES
DECS offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common up to the first call price. They are effectively capped at that point unless the common rises above a second price point, at which time they participate with unlimited upside potential.), PERCS offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.).
As with all securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often called `investment value,'' and may not experience the same decline as the underlying common stock.
Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.
INVESTMENTS IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Asset backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
FUTURES AND OPTIONS TRANSACTIONS
The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.
FINANCIAL FUTURES CONTRACTS
A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.
In the fixed income securities market, price generally moves inversely to interest rates. Thus, a rise in rates generally means a drop in price. Conversely, a drop in rates generally means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund 's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.
CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.
Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.
The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
"MARGIN" IN FUTURES TRANSACTIONS
Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.
The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.



PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.
WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES
The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).


OBLIGATIONS OF FOREIGN ISSUERS
Obligations of a foreign issuer may present greater risks than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, investments in foreign issuers may include additional risks associated with less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on obligations of foreign issuers. As a matter of investment practice, the Fund will not invest in the obligations of a foreign issuer if any such risk appears to the Fund's adviser to be substantial.
INVESTING IN FOREIGN CURRENCIES
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser, Federated Management (the "Adviser"), believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.
There is no limitation as to the percentage of the Fund's assets that may be committed to such contracts.
The Fund does not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with the currency with regard to price movements. Generally, the Fund does not enter into a forward foreign currency exchange contract with a term longer than one year.



FOREIGN CURRENCY OPTIONS
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation to sell the currency.
When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire, in the spot market, the amount of foreign currency needed for settlement.



SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.
In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.



Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e. less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they re-open.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
There is a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board of Directors.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. The securities are marked to market daily and maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund normally holds or disposes of portfolio securities in order to achieve its investment objectives. Securities held by the Fund are selected because they are considered to represent real value and will be held or disposed of accordingly. The Adviser will not generally seek profits through short-term trading. The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objectives. For the fiscal years ended October 31, 1996 and 1995, the portfolio turnover rates were 74% and 68%, respectively.
INVESTMENT LIMITATIONS

  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin.



  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except as permitted by its investment objectives and policies, and except that the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its net assets including the amount borrowed, as a temporary, extraordinary or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. This practice is not for investment leverage. The Fund will not purchase any portfolio instruments while any borrowings (including reverse repurchase agreements) are outstanding.
  DIVERSIFICATION OF INVESTMENTS
     The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. government securities; invest in more than 10% of the voting securities of one issuer; or invest in more than 10% of any class of securities of one issuer.
  SELLING SECURITIES
     The Fund may not sell any security or evidence of interest therein unless it is owned by the Fund and available for delivery.
  INVESTING IN COMMODITIES, COMMODITY CONTRACTS, OR REAL ESTATE
     The Fund will not invest in commodities, commodity contracts, or real estate.
  UNDERWRITING
     The Fund will not engage in underwriting or agency distribution of securities issued by others.



  LENDING CASH OR SECURITIES
     The Fund will not lend any assets except portfolio securities. The purchase of corporate or government bonds, debentures, notes or other evidences of indebtedness shall not be considered a loan for purposes of this limitation.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest more than 25% of the value of its total assets in securities of companies in any one industry. However, with respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.
The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND
  DIRECTORS OF THE FUND
     The Fund will not purchase or retain the securities of any issuer in which the officers and Directors of the Fund or its investment adviser own a substantial financial interest.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will limit investments in illiquid securities, including certain restricted securities determined by the Directors to be illiquid non-negotiable time deposits, unlisted options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.



  ACQUIRING SECURITIES
     The Fund will not invest in securities issued by any other investment company or investment trust except in regular open-market transactions or as part of a plan of merger or consolidation. It will not invest in securities of a company for the purpose of exercising control or management.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its assets in warrants, including those acquired in units or attached to other securities. For purposes of this investment restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.
If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Fund did not borrow money or lend portfolio securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be `cash items.''
Cash items may include short-term obligations such as:
       obligations of the U.S. government or its agencies or instrumentalities; and
       repurchase agreements.



FEDERATED STOCK AND BOND FUND, INC. MANAGEMENT

OFFICERS AND DIRECTORS ARE LISTED WITH THEIR ADDRESSES, BIRTHDATES, PRESENT POSITIONS WITH FEDERATED STOCK AND BOND FUND, INC., AND PRINCIPAL
OCCUPATIONS.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Director and President
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company .



Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee, University of Pittsburgh; Director or Trustee of the Funds.




John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


 James E. Dowd
571 Hayward Mill Road
Concord, MA



Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.




Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Director
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.




Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Director
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  October 6, 1926
Director
Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director



President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics;Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation, and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.




J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Director and President of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.




 John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President, Secretary and Treasurer
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.




Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.




* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
@ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board of Directors between meetings of the Board.
THE FUNDS
As used in the table above, `The Funds'' and ``Funds'' mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities



Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Westmark Funds; and World Investment Series, Inc. FUND OWNERSHIP
As of February 5, 1997, Officers and Directors as a group owned approximately 102,144 shares (2.99%) of the Fund's outstanding Class A Shares.
As of February 5, 1997, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Fund: Federated Bank & Trust, Central Dupage Health System, Pittsburgh, Pennsylvania, owned approximately 333,924 Shares (5.80%).
As of February 5, 1997, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the Fund: Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, New Jersey, owned approximately 3,365 Shares (6.89%); Robert H. Josephson Rev. Trust, Fort Pierce, Florida, owned approximately 7,303 Shares (14.96%); BHC Securities, Inc., Philadelphia, Pennsylvania, owned approximately 5,708 Shares (11.69%); and Wilda L. Clark and Vicki Lynn Perry, Fairview Heights, Illinois, owned approximately 2,635 Shares (5.40%).



As of February 5, 1997, the following shareholder of record owned 5% or more of the outstanding Class C Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, as record owner holding Fund Shares for its clients, Jacksonville, Florida, owned approximately 3,494 Shares (34.33%) and Eva R. Spencer and Judy B. Crumley, Virginia Beach, Virginia, owned approximately 5,713 Shares (56.13%).
DIRECTORS COMPENSATION


                     AGGREGATE
NAME,                COMPENSATION
POSITION WITH        FROM                    TOTAL COMPENSATION PAID
CORPORATION          CORPORATION *#          FROM FUND COMPLEX +

John F. Donahue       $   0            $ 0 for the Fund and
Director and President                 56 other investment companies in
the Fund Complex

Thomas G. Bigley      $ 1,129.67       $ 108,725 for the Fund and
Director                               56 other investment companies in
the Fund Complex

John T. Conroy, Jr.   $ 1,240.76       $ 119,615 for the Fund and
Director                               56 other investment companies in
the Fund Complex

William J. Copeland   $ 1,240.76       $ 119,615 for the Fund and
Director                               56 other investment companies in
the Fund Complex




James E. Dowd         $ 1,240.76       $ 119,615 for the Fund and
Director                               56 other investment companies in
the Fund Complex

Lawrence D. Ellis, M.D.                $ 1,129.67 $ 108,725 for the Fund
and
Director                               56 other investment companies in
the Fund Complex

Edward L. Flaherty, Jr.                $ 1,240.76 $ 119,615 for the Fund
and
Director                               56 other investment companies in
the Fund Complex

Peter E. Madden       $ 1,129.67       $ 108,725 for the Fund and
Director                               56 other investment companies in
the Fund Complex

Gregor F. Meyer       $ 1,129.67       $ 108,725 for the Fund and
Director                               56 other investment companies in
the Fund Complex

John E. Murray, Jr.   $ 1,129.67       $ 108,725 for the Fund and
Director                               56 other investment companies  in
the Fund Complex

Wesley W. Posvar      $ 1,129.67       $ 108,725 for the Fund and



Director                               56 other investment companies in
the Fund Complex

Marjorie P. Smuts     $ 1,129.67       $ 108,725 for the Fund and
Director                               56 other investment companies in
the Fund Complex


* Information is furnished for the fiscal year ended October 31, 1996. # The aggregate compensation is provided for the Corporation which is comprised of one portfolio.
+ The information is provided for the last calendar year.



DIRECTOR LIABILITY
The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.



The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund. ADVISORY FEES
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended October 31, 1996, 1995, and 1994, the Adviser earned $1,028,943, $979,379, and $945,715, respectively, of which $206,429,
$215,192, and $98,828, respectively, were voluntarily waived because of undertakings to limit the Fund's expenses. All advisory fees were computed on the same basis as described in the prospectus.
BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
During the fiscal years ended October 31, 1996, 1995, and 1994, the Fund paid total brokerage commissions of $142,462, $84,056, and $41,256, respectively.
As of October 31, 1996, the Fund owned $808,271 of securities of Travelers Inc. (Smith Barney) and $724,163 of securities of Dean Witter, two of its regular brokers that derive more than 15% of gross revenues from securities- related activities.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. OTHER RELATED SERVICES
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of shares of funds offered by Federated Securities Corp.





OTHER SERVICES

FUND ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. Prior to March 1, 1994, Federated Administrative Services Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services, and Federated Administrative Services, Inc., may hereinafter collectively be referred to as the "Administrators"). For the fiscal year ended October 31, 1996, Federated Services Company earned $135,000. For the fiscal year ended October 31, 1995, Federated Administrative Services earned $125,000. For the fiscal year ended October 31, 1994, the Administrators collectively earned $207,503.
CUSTODIAN AND PORTFOLIO ACCOUNTANT
State Street Bank and Trust Company (`State Street Bank''), Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of transactions made by shareholders.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Deloitte & Touche LLP,
Pittsburgh, PA.
PURCHASING SHARES

Shares are sold at their net asset value (plus a sales charge on Class A Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under `How to Purchase Shares'' and "Investing in Class A Shares." DISTRIBUTION PLAN AND SHAREHOLDER SERVICES
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal year ended October 31, 1996, the Fund paid shareholder services fees in the amount of $340,939 of which $160,968 was waived, all of which where paid to financial institutions. Class B Shares and Class C Shares did not exist prior to August 29, 1996.
PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES Directors, employees, and sales representatives of the Fund, Federated Management, Federated Securities Corp. or their affiliates and their immediate family members, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy Class A Shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these people.
These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
EXCHANGING SECURITIES FOR FUND SHARES
Investors may exchange qualifying securities they already own for Shares, or they may exchange a combination of qualifying securities and cash for Shares. Any qualifying securities to be exchanged must meet the investment objectives and policies of the Fund, must have readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The Fund will prepare a list of securities which are eligible for acceptance and furnish this list to brokers upon request. The Fund reserves the right to reject any security, even though it appears on the list, and the right to amend the list of acceptable securities at any time without notice to brokers or investors.
An investment broker acting for an investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. Federated Securities Corp. will determine that transmittal papers are in good order and forward to the Fund's custodian, State Street Bank and Trust Company. The Fund will notify the broker of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.
The Fund values such securities in the same manner as the Fund values its portfolio securities. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities.
  TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the respective prospectuses.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:
   o for equity securities, according to the last sale price on a national securities exchange, if available;
   o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   o for bonds and other fixed income securities, at the last sale price on a national securities exchange if available, otherwise as determined by an independent pricing service;
   o for short-term obligations, according to the mean between the bid and asked prices as furnished by an independent pricing service; or
   o for all other securities, at fair value as determined in good faith by the Directors.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under `How to Redeem Shares'' or "Redeeming Class A Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.
The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE
The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the Contingent Deferred Sales Charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Redemptions on a qualifying Systematic Withdrawal Program can be made at a rate of 1.00% monthly, 3.00% quarterly, or 6.00% semi-annually with reference to the applicable account valuation amount. Amounts that exceed the 12.00% annual limit for redemption, as described, may be subject to the Contingent Deferred Sales



Charge. To the extent that a shareholder exchanges Shares for Class B Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the 12 month holding requirement. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated. TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying.



These dividends and any short-term capital gains are taxable as ordinary income.
  CAPITAL GAINS
     Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held the Shares.
TOTAL RETURN

The Class A Shares' average annual total returns for the one-year, five-year, and ten-year periods ended October 31, 1996, were 8.27%, 9.38% and 8.63%, respectively. Class B Shares and Class C Shares did not exist prior to August 29, 1996.
The cumulative total returns for Class B Shares and Class C Shares for the period from August 30, 1996 (date of initial public offering) to October 31, 1996 were 0.50% and 3.95%, respectively.
Average annual total return for each class of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the maximum offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the quarterly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the offering price of



Shares redeemed. Occasionally, total return which does not reflect the effect of the sales charge, may be quoted in advertising.
Cumulative total return reflects a Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Fund's total returns for Class B Shares and Class C Shares is representative of only 2 months of investment activity since Class B Shares and Class C Shares date of initial public investment. YIELD

The Class A Shares' yield for the thirty-day period ended October 31, 1996, was 3.00%. Class B Shares and Class C Shares did not exist prior to August 29, 1996.
The yield for each class of Shares is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of Shares over a thirty-day period by the maximum offering price per share of the respective class on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a class of Shares, performance will be reduced for those shareholders paying those fees.



PERFORMANCE COMPARISONS

The Fund's performance of each class of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's or a class of Shares' expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     STANDARD & POOR'S RATING GROUP DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS is a composite index of common stocks in industry, transportation, and financial and public utility companies, and compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the index assumes reinvestment of all dividends paid by stocks listed on its index.



     Taxes due on any of these distributions are not included nor are brokerage or other fees calculated in these figures.
     SALOMON BROTHERS AAA-AA CORPORATES calculates total returns of approximately 775 issues, which include long-term, high-grade domestic corporate taxable bonds, rated AAA-AA, with maturities of twelve years or more. It also includes companies in industry, public utilities, and finance.
     LIPPER ANALYTICAL SERVICES, INC., ranks funds in various categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature. LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
     S&P 500/LEHMAN BROTHERS GOVERNMENT/CORPORATE (WEIGHTED INDEX) AND THE S&P 500/ LEHMAN BROTHERS GOVERNMENT (WEIGHTED INDEX) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon the Fund's current asset allocation.
     MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Investors may also consult the fund evaluation consulting universe listed below. Consulting universes may be composed of pension, profit-sharing, commingled, endowment/foundation and mutual funds.
     SEI BALANCED UNIVERSE is composed of 916 portfolios managed by 390 managers representing $86 billion in assets. To be included in the universe, a portfolio must contain a 5% minimum commitment in both equity and fixed income securities.
Advertisements and other sales literature for all three classes of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in each class of Shares based on quarterly reinvestment of dividends over a specified period of time.
From time to time , as it deems appropriate, the Fund may advertise the performance of a class of Shares, using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposits and time deposits, and to money market funds using the Lipper Analytical Services money market instruments average.
Advertisements may quote performance information which does not reflect the effect of various sales charges on Class A Shares, Class B Shares, and Class C Shares.



Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.


ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.
DURATION
Duration is a commonly used measure of the potential volatility in the price of a bond, other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed-income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.
Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows.
When the Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future capital prepayments. A more complete description of this calculation is available upon request from the Fund.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.
In the equity sector, Federated Investors has more than 26 years' experience. As of December 31, 1996, Federated managed 31 equity funds totaling approximately $7.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970's.



In the corporate bond sector, as of December 31, 1996, Federated Investors managed 10 money market funds, and 17 bond funds with assets approximating $17.2 billion, and $4.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 21 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios. MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high rankings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* source:  Investment Company Institute